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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                          Date of Report:  October 23, 1997



                                 QUIXOTE CORPORATION
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                (Exact name of registrant as specified in its charter)





                                       Delaware
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                    (State or other jurisdiction of incorporation)





          0-7903                             36-2675371
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(Commission File Number)                 (I.R.S. Employer
                                         Identification Number)



                One East Wacker Drive, Suite 3000, Chicago, IL   60601
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                  (Address of principal executive office) (zip code)




                                    (312)467-6755
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                 (Registrant's telephone number, including area code)


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Item. 2   Acquisition of Assets


     On October 10, 1997, the Registrant and its wholly-owned subsidiary, TranSafe Corporation, acquired certain assets and assumed certain contracts from Roadway Safety Service, Inc., Momentum Management, Inc., and Fitch Barrel Corporation with respect to the Fitch Universal Module, the React 350 Crash Cushion and the Dragnet Vehicle Arresting Barrier product lines. As part of this acquisition, TranSafe acquired certain Roadway distributorships and entered into a consulting agreement with the principal shareholder of the Roadway business. The purchased assets have been used by the sellers in the Roadway crash attenuating business, which competes with the Registrant's subsidiary, Energy Absorption Systems, Inc. In its fiscal year ended June 30, 1997,
Roadway had $6,887,000 in sales. The purchase price for this business was $10,220,000, of which $4,685,000 was paid in cash at closing and other payments, the present value of which is $5,535,000, will be paid over the next 10 years using a discount rate of 8.5%. The Registrant used its own funds to make this acquisition. The Registrant intends to use the assets and rights TranSafe acquired to continue to operate the Roadway business separate from its Energy Absorption Systems operation. The purchase was effective October 1, 1997.

     In a separate transaction, TranSafe Corporation obtained certain licensing rights from Roadway Safety Systems, Inc. and Robert A. Mileti for the Fitch Universal Module.

     In connection with this acquisition, the Registrant's subsidiary, Energy Absorption Systems, Inc., agreed to settle litigation entitled Energy Absorption Systems, Inc. v. Roadway Safety Service, Inc., Roadway Safety Systems, Inc. and Robert A. Mileti, Northern District of Illinois (Civil Action No. 93 C 2147). This case was filed in 1993 involving allegations of patent infringement and a counterclaim of patent invalidity.

     The Registrant has also acquired a 30% interest in an early stage venture with the principal shareholder of Roadway Safety Service, Inc. to exploit energy absorbing technology in the motorized vehicle racetrack business.

     The Registrant has evaluated this acquisition under the significant subsidiary rules and, as a result, has determined that this is not considered to be the acquisition of a "significant subsidiary" and therefore no separate company financial statements or pro forma financial information will be filed.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.


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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUIXOTE CORPORATION
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                                       /S/ Daniel P. Gorey
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                                       By: Daniel P. Gorey
                                       Its: Vice President, Chief
                                            Financial Officer & Treasurer
                                       Date: October 23, 1997


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                                  Index of Exhibits

Exhibits                       Description
--------       ---------------------------------------------------------------

2.1 Asset Purchase Agreement made October 10, 1997, to be effective October 1, 1997, by and between Quixote Corporation, TranSafe Corporation, Roadway Safety Service, Inc., Momentum Management, Inc., and Fitch Barrier Corporation.

2.2 Exclusive License Agreement made October 10, 1997, to be effective October 1, 1997, by and between Robert A. Mileti, Roadway Safety Systems, Inc., Quixote Corporation and TranSafe Corporation.

2.3 Consulting Agreement made October 10, 1997, to be effective October 1, 1997, by and between TranSafe Corporation and
               E. Scott Walter.

2.4 Promissory Note dated October 10, 1997 from TranSafe Corporation to Jay Walter and J. C. Walter Company, Inc. in the amount of $900,000, issued in connection with the acquisition of distributorship.

2.5 Promissory Note dated October 10, 1997 from TranSafe Corporation to Rigg Warton and RFW Sales in the amount of $900,000, issued in connection with the acquisition of distributorship.